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EXTRACT FROM ORDER AUTHORIZING AND APPROVING (A) THE SALE OF CERTAIN ASSETS OF
THE DEBTOR FREE AND CLEAR OF LIENS, CLAIMS, ENCUMBRANCES AND INTERESTS, AND (B) THE ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES, EFFECTIVE AUGUST 7, 2003



      " 3. The Purchase Agreement, as amended by the Amendment, shall be further amended to provide that the Purchase Price to be paid by the Buyer at the Closing shall include an additional cash payment in the amount of $100,000 paid to Drinker, Biddle & Reath LLP, attorneys for the Committee, for the benefit of Debtor's general unsecured creditors and professionals retained by the Committee. Except as expressly modified by this Approval Order, the Purchase Agreement, including all exhibits, schedules and annexes thereto, the Amendment, and all of the terms and conditions thereof, are hereby approved in all respects. Hereinafter, the Purchase Agreement, as amended by the Amendment and this Approval Order, shall be referred to collectively as the 'Purchase Agreement'."